REVENUESHARES ETF TRUST REVENUESHARES LARGE CAP FUND REVENUESHARES MID CAP FUND REVENUESHARES SMALL CAP FUND

Supplement dated August 26, 2008 to Prospectus dated February 19, 2008

The second sentence of the third paragraph of the section in the Prospectus entitled “OVERVIEW” on page 3 is deleted and replaced by the following sentence:

Mellon Capital Management Corporation (“Mellon Capital”) serves as sub-adviser to each Fund.

The second paragraph of the section in the Prospectus entitled “MANAGEMENT OF THE FUNDS – The Investment Adviser and Sub-Adviser” on page 10 is deleted and replaced by the following paragraph:

Mellon Capital acts as the Fund’s investment sub-adviser pursuant to a sub-advisory agreement with the Investment Advisor (the ‘‘Sub-Advisory Agreement’’). Mellon Capital is an indirect wholly owned subsidiary of The Bank of New York Mellon Corporation, a Delaware corporation, with its principal offices located at 50 Fremont Street, Suite 3900, San Francisco, California 94105. Mellon Capital is compensated for its services from the management fees paid to VTL by the Trust. Mellon Capital is responsible for the day-to-day trading, rebalancing and cash management of each Fund’s assets.

The second through fourth paragraphs of the section in the Prospectus entitled “MANAGEMENT OF THE FUNDS – The Portfolio Managers” on page 11 are deleted and replaced by the following:

Investment decisions for each of the Funds are made by a team of portfolio managers. The individual members of Mellon Capital’s East Coast Equity Index Strategies team responsible for the day-to-day management of the equity portfolios are Denise Krisko and Steven Wetter.

Ms. Krisko is a Managing Director and Co-Head of the Equity Index Management and Head of East Coast Equity Index Strategies for Mellon Capital with over 15 years of investment experience. She was also a Managing Director of The Bank of New York and Head of Equity Index Strategies for BNY Investment Advisors since August of 2005. Prior to joining The Bank of New York, from 2000 to 2004, she held various senior investment positions with Deutsche Asset Management and Northern Trust, including quantitative strategies director, senior portfolio manager and trader. From 1991 to 2000 she was a senior quantitative equity portfolio manager and trader for The Vanguard Group. Ms. Krisko attained the Chartered Financial Analyst ("CFA") designation. She graduated with a BS from Pennsylvania State University, and obtained her MBA from Villanova University.

Mr. Wetter is a Vice President and Senior Portfolio Manager of Equity Index Strategies, obtained his MBA from New York University, Stern School of Business and has 20 years of investment experience. Prior to joining the team, he worked as portfolio manager and trader at Bankers Trust and continued in that role as the division was sold to Deutsche Bank in 1999 and Northern Trust in 2003. Previously Mr. Wetter held positions in the financial industry as part of the International Equity team at Scudder Stevens and Clark.

In addition, all references to “BNY Investment Advisors” in the Prospectus are deleted and replaced with “Mellon Capital Management Corporation.”

The foregoing changes are effective as of the date of this Supplement.